Annual Report

For the twelve months ended July 31, 2018

Series Two

A Diversified Mutual Fund of American Growth Fund, Inc.

Dear Shareholders:

                I am pleased to deliver to you the American Growth Fund Series Two Annual Report for the year ended July 31, 2018.

                As you know, on July 29, 2016 your American Growth Fund, Inc. Series Two switched its Investment Strategy to focus to the budding cannabis business. Thus, the historical financial information and numbers, such as performance and expenses, that by regulation we are required to provide may not give investors a current, relevant picture of Series Two financial data.

                According to data compiled by Grand View Research, the global legal cannabis market was valued at USD 9.3 Billion in 2016. Based on the data, the market is expected to grow at a compound annual growth rate of 34.6% during the forecast period of 2018 to 2025. The market is being driven by widespread legalization which has begun to take place in several countries and the increasing demand for medical and recreational usage.1

                Currently, the market is split into medical and recreational segments. The medical segment dominates the industry heavily, accounting for 80.3% of the revenue in 2016, which will continue to drive the market throughout the forecast period. Medical cannabis treats many conditions such as multiple sclerosis, cancer-induced nausea, and chronic pain. Countries have realized the beneficial side effects of cannabis, which have led to many legalizing medical usage, while some continue to study the effects.1

Investment Strategy

                The Fund searches for companies/investments with growth potential that could show faster growth than markets indexes. We also look for securities that are considered undervalued or out of favor with investors or are expected to increase in price over time. We use a consistent approach to build the Fund’s security portfolio which is made up primarily of common stocks involved, in at least some way, in the legal cannabis business. Examples of companies associated with the legal cannabis business could include legally registered publicly traded companies in fields such as agriculture, pharmaceutical, hydroponic or tobacco companies or Real Estate Investment Trusts. These securities may be issued by large companies and also small and mid-sized companies, Micro Cap companies and REITs. The legal cannabis business does not need to be the sole focus point of a company for Series Two to invest in it nor does it need to account for a majority of its overall revenues. For example, Series Two may invest in Company XYZ, a pharmaceutical company developing uses for medical cannabis even if the revenues produced as a result of the sales of medical cannabis is responsible for less than 5% of XYZ’s overall revenue.

Performance Overview

                Of the top ten stocks that were held in the Series Two portfolio, most of them contributed to the growth of the Fund.
                Looking at Series Two’s portfolio, Drug Manufacturers makes up the largest sector of your Series Two portfolio at 27.55% and contains the portfolio’s largest investment, GW Pharmaceuticals at $70,236. GW Pharmaceuticals is engaged in the research, development and commercialization of cannabinoid prescription medicines using botanical extracts derived from the Cannabis Sativa plant.  When examining the rest of the portfolio, the largest market value gain was CV Sciences Inc. which rose 1,018.19% (which contributed to a gain of 3.25% of the total gain on investments). Bausch Health Cos Inc. followed with a market value gain of 292.04%, (which contributed to a gain of 1.54% of the total gain on investments). Lexaria Bioscience Corp had the third highest market value gain at 128,75%%, (which contributed to gain of 1.71% of the total gain on investments).
                Unfortunately, not all investments performed as well. MassRoots (Application Software) market value was a negative 80.70%, or a negative 0.68% of the total gain on investments. Axim Biotechnologies (Conglomerates) market value was a negative 74.57%, or a negative 0.50% of the total gain on investments, and Valenant Pharmaceuticals (Drug Manufactures) was a negative 68.25%, or a negative 1.13% of the total gain on investments.
                Consumer Packaged Goods, Real Estate Services, and Publishing, all boosted Series Two’s portfolio Market Value while Metals and Mining, Conglomerates, and Personal Services worked against Series Two’s portfolio Market Return.

American Growth Fund, Inc. - Series Two – Page 2

                Overall, your American Growth Fund Series Two Class E Shares delivered you a negative 4.70% return (this number includes a sales load of 5.75% as well as Fund expenses and change in Market Value) since July 31, 2017 through close of business on July 31, 2018. The Dow Jones Industrial Average posted a gain of 18.75% since July 31, 2017 through close of business on July 31, 2018 while the S&P 500 posted a gain of 16.24% since July 31, 2017 through close of business on July 31, 2018.

                Additional data, including long-term performance data, can be found on page 24 of this report. Past performance is no guarantee of future results.

Manager’s Discussion

                The U.S. and Canada contribute to the majority of the cannabis market capital. The two are globally the largest suppliers and producers for both medical and recreational use. While Canada has already passed a bill to legalize recreational usage nationwide (which goes into effect October of 2018), the U.S. is beginning to takeoff as individual states implement their own laws. In the U.S., there are only nine states and Washington D.C. that have legalized recreational cannabis. Last year, California and Colorado drove in over USD 1 Billion in sales, while Washington State was just shy of the mark, according to Forbes. The financial results from just three states show the massive size of the market, signaling a large market impending. "The economic excitement around the legal cannabis industry is no longer just theory," said Troy Dayton, Chief Executive Officer of The Arcview Group. "Due to the giant impact adult-use legalization is already having in the United States, it's vital for key stakeholders to understand the full impact of legalization, beyond just retail sales numbers."1

                As acceptance of cannabis grows we are seeing more and more companies in cannabis related news. Not long ago, household names such as Microsoft and Scotts Miracle Gro made cannabis headlines just as Coca-Cola did in September of 2018. Coca-Cola says it’s monitoring the nascent industry and is interested in drinks infused with CBD — the non-psychoactive ingredient in marijuana that treats pain but doesn’t get you high. The Atlanta-based soft drinks maker is in talks with Canadian marijuana producer Aurora Cannabis to develop the beverages, according to a report from BNN Bloomberg Television.2

                There is much talk about what could happen if the laws change to allow the banking industry to accept funds from the sale of cannabis and if the laws change to allow the companies that touch the plant to go public. The Investment Committee believes that eventually these changes will take place.

American Growth Fund, Inc. - Series Two – Page 3

                Lastly, overall, the United States Marijuana Index finished up over the last twelve months which included slight drops in February and June. This Index tracks the performance of the legal marijuana industry, which includes companies that directly handle legal marijuana, such as marijuana producers, processors, distributors, and retailers. It also includes companies that do not directly handle the plant products, but cater to those who do, as well as to consumers.

The Marijuana Index, United States Marijuana Index12 month chart beginning September 28, 2017 and ending September 28, 2018.

                As we look at how the cannabis business is preforming, we are optimistic and will continue to look for growth opportunities for our shareholders but will remain somewhat guarded yet optimistic due to the current administration. It is our opinion that we will see more growth in the legal cannabis business in the upcoming months.

                My staff and I are always available to discuss your account or answer any questions you might have. Please call our toll free number, 800 525-2406 or, within Colorado, 303-626-0600.

American Growth Fund wishes you A Good Future!

Sincerely,

Timothy Taggart
President
American Growth Fund, Inc.

1.https://www.marketwatch.com/press-release/the-global-legal-cannabis-market-continues-to-grow-as-medical-legalization-spreads-2018-09-24

2. http://time.com/5404095/coca-cola-cannabis-market-cbd-drinks/

Cannabis Industry Risk – The cannabis industry is a very young, fast evolving industry with possible increased exposure to rule changes, changes in laws, increasing regulations, increasing competition which may cause businesses to suddenly close or businesses to shrink as well as the possibility that a company currently operating legally may suddenly find itself exposed to illegal activities. Series Two invests in over the counter securities and does not invest in the sale of cannabis or the activity of growing cannabis crops.

American Growth Fund, Inc. - Series Two – Page 4

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American Growth Fund, Inc. - Series Two – Page 5

How American Growth Fund, Inc. Series Two
Has Its Shareholders' Money Invested

STATEMENT OF INVESTMENTS

July 31, 2018

Market
Description of Security	Shares	Value

COMMON STOCK

Drug Manufacturers 27.55%

GW Pharmaceuticals Plc* ………………………………………………………………………	520	$70,236
(Engaged in the research, development and commercialization of cannabinoid prescription medicines using botanical extracts derived from the Cannabis Sativa plant.)
Merck & Company Inc. …………………………………………………………………………	640	42,157
(A health care company that delivers health solutions through its prescription medicines, vaccines, biologic therapies, and animal health.)
AbbVie Inc. ……………………………………………………….………………………………	420	38,737

(A research-based biopharmaceutical company.  It engaged in the discovery, development, manufacture and sale of a broad line of pharmaceutical products for treating chronic autoimmune diseases virology and neurological disorders.)

CV Sciences Inc.* ………………………………………………………………………………	11,260	35,131
(A Life Science company which operates two business segments specialty pharmaceuticals and consumer products.)
Bausch Health COS Inc.* …………………………………………………………..…………..	935	20,327
(Is a global specialty pharmaceutical, consumer health, and medical device company with a focus on branded products for the dermatology, gastrointestinal, and ophthalmology markets.)
Medical Marijuana Inc.* ………………………………………………………………….……..	34,720	3,087
(Engaged in the development, sale and distribution of hemp oil that contains naturally occurring cannabinoids, including cannabidiol, and other products containing CBD-rich hemp oil.)
EVIO Inc.* ……………………………………………………………………………………..…	1,221	1,041

(EVIO Inc offers a full suite of analytical services for Cannabis flowers, extracts, and infused products including cannabinoid and terpene profiling, pesticide and residual solvent screening, microbiological testing, and other.)

		210,716

Biotechnologies 8.81%

Cara Therapeutics Inc.* ……………………………………………………….…………………	2,265	40,612
(Develops technologies and processes to convert the cannabis plant into medicines, therapies and treatments for ailments.)
Corbus Pharmaceuticals* ….….…………………………………………………………………	3,080	15,554
(Is a clinical stage biopharmaceutical company focused on the development and commercialization of novel therapeutics to treat rare, life-threating inflammatory-fibrotic diseases.)
GB Sciences Inc.* ……………..……………………………………………………………….…	17,260	5,782
(A clinical-stage biopharmaceutical company focused on developing and commercializing new chemical entities designed to alleviate pain and purities by selectively targeting kappa opioid receptors.)
Nemus Bioscience Inc.*… …….…………………………………………………………………	21,255	5,441
(Is a biopharmaceutical company engaged in the discovery, development, and the commercialization of cannabis-based therapeutics.)
		67,389

Medical Devices 8.52%

Abbott Laboratories ...…..…..………………………………………………	740	$48,499
(Discovers, Develops, Manufactures and sells health care products. Its products include branded generic pharmaceuticals manufactured internationally, marketed and sold outside the United States.)
Cannabix Technologies Inc* ……………………………….………………	12,890	16,636
(Is a technology company engaged in developing Cannabix marijuana breathalyzer.)
		65,135

*Non-income producing security

See accompanying notes to financial statements.

American Growth Fund, Inc. - Series Two – Page 6

How American Growth Fund, Inc. Series Two
Has Its Shareholders' Money Invested

STATEMENT OF INVESTMENTS

July 31, 2018

Market
Description of Security	Shares	Value

COMMON STOCK (continued)

Application Software 7.29%

Microsoft Corporation …….…………………………………………………………..…………	510	$54,101
(Engaged in designing, manufacturing, selling devices, and online advertising. Its products include operating systems for computing devices, servers, phones and other devices.)
MassRoots Inc.* …………………………………………………………………………….……	15,110	1,662

(A network for the cannabis community.  Through its mobile applications, systems and websites, the Company enables people to share their cannabis-related content and for businesses to connect with those consumers.)

		55,763

Agriculture 6.54%

Scotts Miracle-Gro Company ……………..…..……………………………………………..…	630	50,041

(Engaged in the manufacturing, marketing and selling of dry, granular slow-release lawn fertilizers, combination lawn fertilizer and control products, and continuous release garden and indoor plant foods.)

Packaging and Containers 4.54%

Kush Bottles Inc.* ……...………..……..…………………………………………………………	7,670	34,745
(Engaged in the wholesale distribution of packaging supplies for the cannabis industry. Its brands include Futurola, Philips RX, Boveda, and Nectar Collector.)

Industrial Products 4.27%

Vestas Wind Systems A/S …….….……………………..………………………………………	1,525	32,681
(Is one of the largest manufacturers of wind turbines in the world.)

Real Estate Services 4.23%

Innovative Industrial Properties, Inc.* ...…..…..…...………………………………………..…	1000	32,380
(Is engaged in the acquisitions, ownership, and management of specialized industrial properties leased to state-licensed operators for their regulated medical-use cannabis facilities.)

Consumer Packaged Goods 3.91%

Lexaria Bioscience Corp* ……..……..…………………………………………………….……	17,390	29,867

(Lexaria Bioscience Corp is a food sciences company. It has two distinct consumer product brands: ViPova and Lexaria Energy. It uses patent pending technology to infuse hemp oil ingredients within lipids in popular foods.)

Retail – Apparel & Specialty 2.96%

LeafBuyer Technologies …….………..…………………………………………………………	13,400	15,410
(Operates an online portal for cannabis deals and specials. The company primarily serves legal cannabis dispensaries and companies who create cannabis-related products.)
AeroGrow International …….…….…………..…..…………………………………….………..	3,100	7,263
(Engaged in developing, marketing, and distribution indoor aeroponic garden systems designed and priced to appeal to the consumer gardening, cooking and small indoor appliance markets.)
		22,673

*Non-income producing security

See accompanying notes to financial statements.

American Growth Fund, Inc. - Series Two – Page 7

How American Growth Fund, Inc. Series Two
Has Its Shareholders' Money Invested

STATEMENT OF INVESTMENTS

July 31, 2018

Market
Description of Security	Shares	Value

COMMON STOCK (continued)

Business Services 2.12%

CannaGrow Holdings Inc.* …………………………………...…………………………..……	8,260	$8,260
(A lessor, liaison, and consultant to licensed growers providing growing facilities for medical and recreational cannabis industry in the State of Colorado.)
Americann, Inc.* ………………….…….…………………..………………………………..…	2,875	6,929
(Develops and supports medical cannabis cultivation and processing facilities.)
Medicine Man Technologies Inc.* …….…………………………………………………….…	860	1,032
(A cannabis consulting company. The Company provides consulting services for cannabis growing technologies and methodologies, as well as retail operations of cannabis products.)
		16,221

Medical Diagnostics & Research 2.08%

Cannabis Sciences Inc.* ……….…………..…..…………………………………………….…	347,210	15,902
(Engaged in the creation of cannabis-based medicines, both with and without psychoactive properties, to treat disease and the symptoms of disease, as well as for general health maintenance.)

Exchange Traded Funds 1.94%

ETF Managers Alternative Harvest* ……….…………..…..…………………………..………	550	14,817

Publishing 1.69%

Freedom Leaf* ………………………………………………………………………………….…	104,840	12,927

(Freedom Leaf Inc is a development stage company. The Company is engaged in the print and online publications of news, art, fashion, lifestyle, entertainment and the cannabis industry through social media and on its website.)

Tobacco 1.18%

MCIG Inc.* ……….……...………..……..……………………………………………………….	33,960	8,999
(Is a diversified holdings company focused on technology and consulting, cultivation, biotech, vaporizers, dispensary supplies, and payment processing business.)

Computer Hardware 0.95%

Solis Tek, Inc.* ……….…………..…..………………………………………………..…………	13,930	7,244
(Researches, designs, develops and manufactures advanced, energy efficient indoor horticulture lighting and ancillary equipment.)

Online Media 0.90%

Chineseinvestors.com* …………….….….…….…..…..………………………………………	17,210	6,867

(Chineseinvestors.com Inc provides real-time market commentary and analysis in the Chinese language. The company offers various levels of information relative to the US Equity and Financial Markets as well as certain other specific financial markets.)

Personal Services 0.80%

Cannabis Sativa Inc.* ...………..……..………………………………………………….………	2,300	6,095
(Engaged in research, development, and licensing of specialized natural cannabis products, including cannabis formulas, edibles, topicals, strains, recipes and delivery systems.)

*Non-income producing security

See accompanying notes to financial statements.

American Growth Fund, Inc. - Series Two – Page 8

How American Growth Fund, Inc. Series Two
Has Its Shareholders' Money Invested

STATEMENT OF INVESTMENTS

July 31, 2018

Market
Description of Security	Shares	Value

COMMON STOCK (continued)

Farm and Construction Equipment 0.78%

Surna, Inc.* ………..………….………..…………………………………………………………	45,880	5,974
(Designs, manufactures, and distributes systems for controlled environmental agriculture.)

Consulting & Outsourcing 0.73%

Blue Line Protection Group Inc.* …….….…………..…..………………………………….…..	313,020	5,540
(Engaged in providing armed protection, asset management, logistics, and compliance services for business engaged in the legal cannabis industry.)

Industrial Distribution 0.60%

GrowGeneration Corp.* …….….………………………..………………………………..…..…	1,300	4,606

(GrowGeneration Corp operates hydroponic and organic specialty gardening retail outlets in the United States. It sells products including organic nutrients and soil, advanced lighting technology, hydroponic and aquaponics equipment and other products.)

Forest Products 0.56%

Sugarmade Inc. Com ……….…….…………..…..……………………………………………..	42,860	4,286

(Is a product and brand marketing company, which engages in investing in products and brands with disruptive potential. It is engaged in marketing and distribution of environmental friendly non-tree-based paper products.)

Conglomerates 0.22%

Axim Biotechnologies, Inc..* …….….…………..…..………………..…………………………	820	1,673
(Is a biotechnology company in a development stage. They are beginning Phase II Trails for a cannabidoil chewing gum for Irritable Bowel Syndrome.)

Total Common Stocks (cost $658,469) – 93.17%.………………………………..……….	712,541)

Total Investments, at Market Value (cost $658,469)………….…………………….....…	93.17%	712,541)
Other Assets, Less Liabilities………………………..…………………………..…….……	6.83%	52,258)
Net Assets ………………………………………………………………………..…………….	100.00%	$ 764,799)

*Non-income producing security

See accompanying notes to financial statements.

American Growth Fund, Inc. - Series Two – Page 9

How American Growth Fund, Inc. Series Two
Has Its Shareholders' Money Invested

STATEMENT OF INVESTMENTS

July 31, 2018

Market
Description of Security	Shares	Value

COMMON STOCK (continued)

*Non-income producing security

See accompanying notes to financial statements.

American Growth Fund, Inc. - Series Two – Page 10

Financial Statements

AMERICAN GROWTH FUND, INC. SERIES TWO

STATEMENT OF ASSETS AND LIABILITIES, July 31, 2018

ASSETS:
Investments, at market value (cost $658,469)..………………….……………………	$ 712,541)
Cash………………..……………….............…………………………………………….	56,664)
Receivables:
Shares of beneficial interest sold...........…………………………………………….	-)
Securities sold …………………………………………………………………………	-)
Dividends and interest ..........................…………………………………………….	405)
Other …………...………………………………………………………………………	205)
Total assets………………………….……………………………………………………	769,815)
LIABILITIES:
Shares of beneficial interest redeemed..................................................................	-)
Securities purchased payable ………………………………………………………...	4,108)
12b-1 fees...............................................................................................................	220)
Management fee.....................................................................................................	688)
Total liabilities.......................................……………………………………………….	5,016)
NET ASSETS………………………………………………………………………..…..	$ 764,799)
COMPOSITION OF NET ASSETS:
Paid-in capital………………………………………………………………….……….…	$ 805,908)
Accumulated net realized loss from investment transactions…………….…………	(95,181))
Net unrealized appreciation of investments…………………………………………...	54,072)
Net assets…………………………………………………………………………..……..	$ 764,799)
NET ASSET VALUE PER SHARE:
Class E Shares:
Net asset value and redemption price per share (based on net assets of $764,799 and 198,674 shares of beneficial interest outstanding)	$3.85
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$4.08

See accompanying notes to financial statements

American Growth Fund, Inc. - Series Two – Page 11

Financial Statements

AMERICAN GROWTH FUND, INC. SERIES TWO

STATEMENT OF OPERATIONS FOR THE YEAR ENDED JULY 31, 2018

INVESTMENT INCOME:
Dividends……………………………………………...…………..…….……………..……	$ 5,871)
Interest …………………………………………….…...……………….……………..……	115)
Total investment income……………………………………..…………………………..…….	5,986)

EXPENSES:
Investment advisory fees (Note 4)……………………………………………………….…….	7,085)
Administration expenses (Note 4)……………………………………………………………..	7,962)
Transfer agent, shareholder servicing and data processing fees ………...……………….	3,693)
Accounting fees………….………………………………………………………………..……..	5,803)
Rent expense (Note 4)....………..………………………………………………………..……..	4,067)
Custodian fees ..............…………………………………………………………………..……..	6,186)
Professional fees………………………………………………………………………….……..	43,494)
Registration and filing fees (Note 1):…………………………………………………………	16,069)
Shareholder reports…………………………………………………………………………….	971)
Distribution and service fees (Note 4):
Class E…………………………………………………………………….……………..…...	2,126)
Class F…………………………………………………………………….……………..…...	-)
Directors fees (Note 4).…………………………………………………………………..………	1,237)
D&O / E&O Insurance …………………………………………………………………………...	1,593)
Other expenses…………………………………………………………………………...………	7,112)
Total expenses……………………………………………………………………………..…….	107,399)
Net investment loss……………………………………………………………………………..	(101,412)

REALIZED AND UNREALIZED GAIN OR LOSS ON INVESTMENTS:
Net realized loss on investments………………………………………………………………	(45,313)
Net change in unrealized appreciation on investments…………......................………..…..	68,629)
Net loss on investments………………………………………………………………………..	23,316)
Net decrease in net assets resulting from operations……………………………………….	$(78,096)

See accompanying notes to financial statements

American Growth Fund, Inc. - Series Two – Page 12

Financial Statements

AMERICAN GROWTH FUND, INC. SERIES TWO

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2018	Year Ended July 31, 2017
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS:
Net investment loss .……..…………………………………………….	$ (101,412)	$ (85,770)
Net realized gain (loss) on investments………….....………………..	(45,313)	787,166)
Net change in unrealized appreciation/depreciation on investments.	68,629)	(868,451)
Net increase (decrease) in net assets resulting from operations …....	(78,096)	(167,055)

BENEFICIAL INTEREST TRANSACTIONS:
Net increase (decrease) in net assets resulting from beneficial interest transactions (Note 2):
Class E ……………………………………………………………..….	253,592)	172,633)
Class F1 ………………………………………………...…………...….	-)	(235,169)
Net change in net assets derived from beneficial interest transactions………………………………………….………………...….	253,592)	(62,536)
Distribution to shareholders from long term capital gains:
Class E ……………………………………………………………..….	-)	(628,969)
Class F1 ………………………………………………...…………...….	-)	(278,537)
Distribution to shareholders form return of capital:
Class E ……………………………………………………………..….	-)	(14,430)
Class F1 ………………………………………………...…………...….	-)	(6,390)
Net change from distribution to shareholders:………………………….	-)	(928,326)
Total increase (decrease) ………………………………………………..	175,496)	(1,157,917)
Net Assets - Beginning of year…...….…………………………….…....	589,303)	1,747,220)
Net Assets - End of year[1]…....………………………………………...….	$(764,799)	$ 589,303)
[1] Includes net investment loss	(101,412)	-

1 As of October 2016, all Class F shareholders were redeemed or transferred to other share classes.  As of July 31, 2018 Class F shares remained open with no outstanding shares.

.

See accompanying notes to financial statements

American Growth Fund, Inc. - Series Two – Page 13

Financial Statements

AMERICAN GROWTH FUND, INC. SERIES TWO

Class E
Six Months
Ended
		Year Ended
January 31,		July 31,
(unaudited)
	2018	2018	2017	2016	2015	2014
Per Share Operating Data:
Net Asset Value,
Beginning of Period ………………………...…..	$4.04)	$4.04)	$11.15)	$12.28)	$11.28)	$10.14)
Income gain (loss) from investment operations:
Net investment loss3 .………….………………....	(0.29)	(0.58)	(0.64)	(0.78)	(0.62)	(0.50)
Net realized and unrealized gain (loss) ……......	1.02)	0.39)	(0.61)	(0.35)	1.62)	1.64)
Total income gain (loss) from investment operations………………………………………...	0.73)	(0.19)	(1.25)	(1.13)	1.00)	1.14)
Distributions:
Long-term capital gains distributions………..	-)	-)	(5.73)	-)	-)	-)
Return of capital distributions	-)	-)	(0.13)	-)	-)	-)
Total distributions	-)	-)	(5.86)	-)	-)	-)
Net Asset Value, End of Period ………...…...…	$4.77)	$3.85)	$4.04)	$11.15)	$12.28)	$11.28)
Total Return at Net Asset Value1 ……..………	18.1)%	(4.70)%	(23.8)%	(9.2)%	8.9%	11.2%
Ratios/Supplemental Data:
Net assets, end of period (in thousands) ………	895	765	589	1,225	1,476	1,584
Ratio to average net assets:
Net investment loss ………………...……………..	(14.25)%	(14.30)%	(13.37)%	(7.00)%	(5.24)%	(4.58)%
Expenses ..…………………………………………	15.08)%	15.15)%	14.53)%	8.94)%	6.87)%	6.16)%
Portfolio Turnover Rate2 …………………………	20%	8%	151%	0%	0%	4%

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns.

2. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (other than short-term securities) from the year ended July 31, 2017, aggregated $809,766 and $1,912,882, respectively.

3. Per share amounts have been calculated using the Average Shares Method.

4. Six Months Ended Calculation has not been annualized.

5. Six Months Ended Calculation has been annualized.

See accompanying notes to financial statements

American Growth Fund, Inc. - Series Two – Page 14

Notes to Financial Statements

American Growth Fund, Inc. Series Two

1.  Summary of Significant Accounting Policies

American Growth Fund, Inc. Series Two (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.” The Fund's primary investment objective is growth of capital. The Fund's investment advisor is Investment Research Corporation (IRC). The Fund offers Class E and Class F shares. Class E has a maximum sales charge (load) imposed on purchases (as a percentage of offering price) of 5.75%. Purchases of Class E shares in amounts of $1,000,000 or more which are not subject to an initial sales charge generally will be subject to a contingent deferred sales charge of 1.0% of amounts redeemed within the first year of purchase. Class F has a maximum deferred sales charge as a percentage of original purchase price or redemption proceeds, whichever is lower, of 1% for the first year. As of July 31, 2018, there were no shares of Class F outstanding. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan and expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class.

Reclassifications - Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.  For the year ended July 31, 2018, the Fund decreased net investment loss by $101,412, and decreased paid-in capital by $101,412.

Investment Valuation – Investment securities traded on the New York Stock Exchange or other stock exchange approved for this purpose by the board of directors will be valued on the basis of the closing sale thereof on such stock exchange, or, if such sale is lacking, at the mean between closing bid and asked prices on such day. If no bid and asked prices are quoted for such day or information as to New York or other approved exchange transactions is not readily available, the security will be valued by reference to recognized composite quotations or such other method as the board of directors in good faith deems will reflect its fair market value. Securities not traded on any stock exchange but for which market quotations are readily available are valued on the basis of the mean of the last bid and asked prices. Short-term securities are valued at the mean between the closing bid and asked prices or by such other method as the board of directors determines to reflect their fair market value. The board of directors in good faith determines the manner of ascertaining the fair market value of other securities and assets.

Allocation of Income, Expenses, Gains and Losses - Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Income Taxes - No provision for federal income or excise taxes has been made because the Fund intends to comply with the provisions of subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the open tax year 2015-2017 and expected to be taken in the Fund's 2018 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Colorado State and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Classification of Distributions to Shareholders - The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

Security Transactions and Related Investment Income - Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis which is the same basis used for federal income tax purposes.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuations – As described in note 1, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, represent the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used, as of July 31, 2018, in valuing the Fund’s assets carried at fair value:

Equity	Level 1	Level 2	Level 3	Total
Common Stock	$ 712,541	0	0	$ 712,541

The industry classifications of Level 1 investments are included in the Statement of Investments.

There were no transfers in to or out of Level 1 or Level 2 for the year ended July 31, 2018. Transfers are recognized at the end of the reporting period.

Annual Report for the year ended July 31, 2018                                             American Growth Fund, Inc. - Series Two – Page 15

Notes to Financial Statements

American Growth Fund, Inc. Series Two

2.  Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	For the year ended		For the year ended
	July 31, 2018 (unaudited)		July 31, 2017
	Shares	Amount	Shares	Amount
Class E:
Sold	104,556	$ 463,679)	93,925)	$ 466,644)
Dividends and distributions reinvested	-)	-)	114,660)	608,845)
Redeemed	(51,840)	(210,087)	(172,459)	(902,856)
Net decrease	52,716)	$ 253,592)	36,126)	$ 172,633)
Class F:
Sold	-)	$ -)	-)	$ -)
Dividends and distributions reinvested			42,888)	210,151)
Redeemed	-)	-)	(91,527)	(445,320)
Net (decrease) increase	-)	$ -)	(48,639)	$ (235,169)

3.  Realized and Unrealized Gains and Losses on Investments

The identified tax cost basis of investments at July 31, 2018 was $658,469. Net unrealized appreciation on investments of $54,072, based on identified tax cost as of July 31, 2018, was comprised of gross appreciation of $160,062 and gross depreciation of $105,990.

4.  Underwriting, Investment Advisory Contracts, Service Fees and Other Related Parties

Under the investment advisory contract with IRC, the advisor receives annual compensation for investment advice, computed and paid monthly, equal to 1% of the first $30 million of the Fund's average annual net assets and 0.75% such assets in excess of $30 million. The Fund pays its own operating expenses.

Class F shares are subject to annual service and distribution fees of 0.25% and 0.75% of average daily net assets, respectively. Class E shares are subject to annual service and distribution fees no greater than 0.30% of average daily net assets, respectively.

For the year ended July 31, 2018 commissions and sales charges paid by investors on the purchase of Fund shares totaled $22,929 of which $3,192 was retained by World Capital Brokerage, Inc. ("WCB"), an affiliated broker/dealer which serves as the underwriter and distributor of the Fund.

No payments were made by the Fund to WCB for brokerage commission on securities transactions.

Certain officers of the Fund are also officers of WCB and IRC. For the year ended July 31, 2018, the Fund paid directors' fees of $942, expenses of $188, and the audit chair $107 for review.

For the year ended July 31, 2018, under an agreement with IRC, the Fund was charged $7,962 for the costs and expenses related to employees of IRC who provided administrative, clerical and accounting services to the Fund. In addition, the Fund was charged $4,067 by an affiliated company of IRC for the rental of office space.

5.  Federal Income Tax Matters

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States. These differences are primarily due to the differing treatment of net operating losses, foreign currency and tax allocations. Accordingly, these permanent differences in the character of income and distributions between financial statements and tax basis have been reclassified to paid-in capital.

As of July 31, 2018 the components of accumulated gains on a tax-basis were as follows:

                Unrealized appreciation              $ (54,072)

                Accumulated realized losses                          (95,181)

                Total accumulated loss                $ (41,109)

Net capital losses incurred after October 31, and within the taxable year, are deemed to arise on the first business day of the fund’s next taxable year. At July 31, 2018, the fund did not have any post-October losses.  As of July 31, 2018 the Fund had non-expiring capital loss carryovers of $70,836 and $24,345, which maintain their characters as short term and long term (respectively).

The tax character distributions paid during the year ended July 31, 2018 and July 31, 2017 was as follows:

                                                                July 31, 2018                                          July 31, 2017

                Long-Term Capital Gains                         -                                                 $ 907,505

                Return of capital                                        -                                                     20,821

                Total                                                           -                                                 $ 928,326

American Growth Fund, Inc. - Series Two – Page 16                                             Annual Report for the year ended July 31, 2018

Notes to Financial Statements

American Growth Fund, Inc. Series Two

American Growth Fund, Inc. Series Two is a diversified Mutual Fund that primarily invests in over-the-counter stocks of companies that are involved, in at least some way, in the legal cannabis business. Because the Fund follows industry diversification standards, it does not expect any impact as it relates to IRS Subchapter M or RIC diversification requirements. A checklist is employed when securities are purchased that acts as a tool to help ensure that industry diversification standards are maintained. A full explanation of the investment strategies that guides Series Two is available in its Statement of Additional Information which is available on its website, www.agfseries2.com, or by calling 800-525-2406.

6.  Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.

7.  Review of Affiliated Company’s Expenses – The Trust’s Audit Committee reviews, on a monthly and quarterly basis, the details of each expense incurred by the Trust in order to determine the appropriateness.  These expense are then presented to the Trust’s Board of Directors for review and approval at the next quarterly Board Meeting.

For the year ended July 31, 2018 the Trust paid to its affiliated companies, World Capital Brokerage, Inc. $42,792, Investment Research Corporation $168,541, and AGF Properties, Inc. $133,775 for services they provided to the Trust and its shareholders. These payments resulted in these affiliated companies earning losses totaling World Capital Brokerage, Inc. $(893), Investment Research Corporation $(57,842), and AGF Properties, Inc. $(16,356).

8. Cannabis Industry Risk – The cannabis industry is a very young, fast evolving industry with possible increased exposure to rule changes, changes in laws, increasing regulations, increasing competition which may cause businesses to suddenly close or businesses to shrink as well as the possibility that a company currently operating legally may suddenly find itself exposed to illegal activities. Series Two invests in over the counter securities and does not invest in the sale of cannabis or the activity of growing cannabis crops.

Annual Report for the year ended July 31, 2018                                             American Growth Fund, Inc. - Series Two – Page 17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

American Growth Fund, Inc. Series Two

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of American Growth Fund, Inc. Series Two (the “Fund”), a series of American Growth Fund, Inc., including the schedule of investments, as of July 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2006.

We conducted our audits in accordance with the standards of the PCAOB.   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018 by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

                                                                                                TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

October 1, 2018

Annual Report for the year ended July 31, 2018                                             American Growth Fund, Inc. - Series Two – Page 18

Analysis of Expenses (unaudited)

As a  shareholder  of the Fund,  you may  incur  two  types of costs:  (1) transaction  costs,  including  front-end  sales charges with respect to Class E shares; and (2) ongoing costs,  including  management fees;  distribution and/or service (12b-1) fees; and other Fund expenses.  The tables below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The tables below are based on an investment of $1,000 invested on August 01, 2017 and held for the year ended July 31, 2018.

Actual expenses (unaudited)

This table provides information about actual account values and actual expenses.  You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the year".

For year ended July 31, 2018

                                Actual

                                Total Return

                                Without                   Beginning                              Ending                   Expenses

                                Sales                       Account                  Account                  Paid During

                                Charges(1)             Value                       Value                       The Period(2)

Class E                   (4.70)%                   $1,000.00                                $898.20                   $142.79

(1)   Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class E shares.

(2)   Expenses are equal to the annualized expense ratio of 15.15% for the Fund’s Class E shares, multiplied by 365/365.

Hypothetical example for comparison purposes (unaudited)

The table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other mutual funds.  To do so, compare this 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transaction costs were included, your costs would have been higher.

For the year ended July 31, 2018

                                Hypothetical

                                Annualized             Beginning              Ending                   Expenses

                                Total                       Account                  Account                  Paid During

                                Return                     Value                       Value                       The Period(1)

Class E                   5.00)%                    $1,000.00                                $989.63                   $142.79

(1)   Expenses are annualized expense ratio of 15.15% for the Fund’s Class E shares.

Annual Report for the year ended July 31, 2018                                             American Growth Fund, Inc. - Series Two – Page 19

Allocation of Portfolio Assets (unaudited)

(Calculated as a percentage of Net Assets)

July 31, 2018

                Sector Breakdown

                Drug Manufacturers                                              27.55)%

                Biotechnologies                                                       8.81)%

                Medical Devices                                                      8.52)%

                Application Software                                              7.29)%

Agriculture                                                                6.54)%

Packaging and Containers                                                    4.54)%

Industrial Products                                                  4.27)%

Real Estate Services                                               4.23)%

Consumer Packaged Goods                                2.96)%

Retail – Apparel & Specialty                                  2.97)%

Business Services                                                   2.12)%

Medical Diagnostics & Research                         2.08)%

Exchange Traded Funds                                       1.94)%

Publishing                                                                 1.69)%

Tobacco                                                                                    1.18)%

Computer Hardware                                               0.95)%

Online Media                                                            0.90)%

Personal Services                                                   0.80)%

Farm and Construction Equipment                     0.78)%

Consulting & Outsourcing                                      0.73)%

Industrial Distribution                                              0.60)%

Forest Products                                                        0.56)%

Conglomerates                                                        0.22)%

                Investments - Common Stocks                          93.17)%

                Cash and Receivables, less Liabilities               6.83)%

                Total Net Assets                                                   100.00)%

NOTICE TO SHAREHOLDERS at July 31, 2018 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-800-525-2406 or on the SEC’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period

Ended June 30, 2018

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-525-2406. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information included in the Fund’s Form N-Q is also available by calling 1-800-525-2406.

American Growth Fund, Inc. - Series Two – Page 20                                             Annual Report for the year ended July 31, 2018

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited) (as of July 31, 2017)

The day-to-day operations of the Fund are managed by its officers subject to the overall supervision and control of the board of directors. The Fund´s Audit Committee meets quarterly and is responsible for reviewing the financial statements of the Fund.
The following information about the interested directors2 of the Fund includes their principal occupations for the past five years:

Name, Address, and Age	Position(s) Held with Fund	Term of Office1 and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director for the Past Five Years
Timothy E. Taggart, 1636 Logan Street, Denver, CO DOB: October 18, 1953	President, Director and Treasurer	Since April 2004	Principal financial and accounting officer, employee of Adviser since 1983. See below for affiliation with Distributor.	2	Director of World Capital Brokerage, Inc. and Investment Research Corporation

The following information about the non-interested directors, officers and advisors of the Fund includes their principal occupations for the past five years:

Name, Address, and Age	Position(s) Held with Fund	Term of Office1 and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director for the Past Five Years
Eddie R. Bush, 1400 W. 122nd Ave., Suite 100, Westminster, CO DOB: December 31, 1939	Director and Audit Committee Chairman (financial expert)	Since September 1987	Certified Public Accountant	2	None
Darrell E. Bush, 2714 West 118th Ave, Westminster, CO DOB: February 19, 1971	Director	Since September 2013	Accountant	2	None
Michael L. Gaughan, 115 Carlisle Pl., Dorchester, NJ DOB: November 29, 1967	Chief Compliance Officer and Secretary	Since September 2004	Employee of the Fund since 1995.	N/A	World Capital Brokerage, Inc. and Investment Research Corporation
Patricia A. Blum, 1636 Logan Street, Denver, CO DOB: June 27, 1959	Vice President	Since June 2013	Employee of the Fund since 2001.	N/A	World Capital Brokerage, Inc.

1. Trustees and officers of the fund serve until their resignation, removal or retirement.
2. Timothy Taggart is an "interested persons” of the Fund as defined by the Investment Company Act of 1940 because of the following positions which he holds.

Timothy Taggart is the sole shareholder, president and a director of Investment Research Corporation. He is also president and a director of World Capital Brokerage, Inc., the Distributor.
The above named person received no retirement benefits or other form of deferred compensation from the Fund. There are no other funds that together with the Fund constitute a Fund Complex.

The Fund's Statement of Additional Information includes additional information about the Fund's trustees, and is available without charge upon request by calling 1-800-525-2406.

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Meeting of the Board of Directors Held on October 31, 2017

At a regular meeting of the Board of Directors (the “Board”) held on October 31, 2017 (the “meeting”), the Board, along with legal counsel representing  the Fund and the Independent Directors,  including a majority of the Directors who are not interested persons of the Board (the “Independent Directors”), considered the approval for another year of the investment advisory agreement (the “Agreement”) between Investment Research Corporation (the “Adviser”) and American Growth Fund, Inc. (the “Fund”).

Annual Report for the year ended July 31, 2018                                             American Growth Fund, Inc. - Series Two – Page 21

In connection with its review and approval of the Agreement for another year at the Meeting, the Independent Directors present considered materials furnished by the Adviser, including information about, but not limited to, the Adviser’s personnel, operations and financial condition. The Independent Directors also submitted questions to the Adviser prior to the Meeting. At the Meeting, representatives from the Adviser, presented information to the Board regarding the Adviser and the Series Two Fund, discussed with the Independent Directors the factors set forth in the Gartenberg Case as they apply to the Director’s consideration of this matter, and responded to questions from the Board.

Matters considered by the Board, including the Independent Directors, at the Meeting in connection with its re-approval of the Agreement included the following:

Performance. The Board reviewed American Growth Fund’s investment performance reports, which compared the performance of Series Two with several other mutual funds with generally similar investment strategies, at least in part, over various time periods, as well as with the Series Two Fund’s benchmark index, the S&P 500 (the “S&P 500”), and discussed these reports with representatives of the Adviser. The Board and the Independent Directors considered Series Two’s comparative performance for various periods, both long and short terms. A discussion was also held concerning the historical comparisons and how new funds are picked for comparison purposes. The Board also discussed governmental impact on Series Two. Based upon the foregoing and other information provided by the Adviser, the Board, including a majority of the Independent Directors, concluded that the performance of Series Two to be satisfactory in light of the information presented at the meeting by the Adviser.

Costs of Services and Profitability. The Board reviewed and considered the contractual annual advisory fee paid by each Series to the Adviser, in light of the extent and quality of the advisory services provided by the Adviser to Series Two. The Board received and considered information including a comparison of Series Two’s contractual advisory fee rate with those of peer funds. The Board also reviewed and considered the total expense ratio for Series Two, alongside comparative total expense ratio information for peer funds.  In doing so, the Board also considered the relative size of Series Two compared to the peer funds.

In addition, the Board, including the Independent Directors, specifically considered the profits realized by the Adviser and its affiliates, based in part on the Adviser financial information presented at the meeting and information regarding amounts paid to the Adviser and its affiliates.

Nature, Extent, and Quality of the Services under the Investment Advisory Agreement:    The  Board  received  and  considered information regarding the nature, extent, and quality of services provided to Series Two under the Agreement.  The Trustees reviewed certain background materials supplied by the Adviser in its presentation, including its Form ADV.

The Board reviewed and considered the Adviser’s investment advisory personnel, its history as an asset manager, and its performance and the amount of assets currently under management by the Adviser and its affiliated entities.  The Board also reviewed the research and decision‐making processes utilized by the Adviser, including the methods adopted to seek to achieve compliance with the investment objectives, and policies of Series Two.

The Board considered the background and experience of the Adviser’s management in connection with the Fund, including reviewing the qualifications, backgrounds, and responsibilities of the parties  primarily responsible for the day‐to‐day portfolio management of Series Two and the extent of the resources devoted to research and analysis of actual and potential investments.

Economies of Scale. After discussion, it was the consensus of the Board that the Fund had not reached an asset level where any material economies of scale were being realized by the Adviser that could be shared with the Fund. The Board specifically noted the existence of the “break point” on advisory fees in the Agreement.

Other Benefits to the Adviser: The Board reviewed and considered any other incidental benefits derived or to be derived by the Adviser from its relationship with the Fund. The Board noted that the Adviser does not have any soft dollar arrangements.

Conclusion. In reviewing the factors above, the Board concluded that no single factor was identified by the Directors to be determinative as the principal factor in whether to renew the Agreement. The Board concluded that:

(1) The nature and quality of services provided to Series Two and its shareholders by IRC were reasonable and adequate;
(2) The profitability of IRC and its affiliates from their relationships with Series Two was not unreasonable with respect to each Series;
(3) There were no material economies of scale or other incidental benefits accruing to the Adviser in connection with its relationship with Series Two;
(4) While performance of Series Two lagged behind performance of respective peer funds and benchmarks over recent time periods, the Adviser had presented substantive information at the meeting regarding measures aimed at improving performance; and
(5) Series Two’s contractual advisory fee rate was within an acceptable range of the median for peer funds, and while Series Two’s total expense ratio was generally greater than the median for peer funds, this could be attributed in part to the disparities in relative fund size.

Based on the Board’s’ deliberations and their evaluation of the information described above, the Directors, including all of the Independent Directors, concluded that the Adviser’s compensation for investment advisory services is consistent with the best interests of Series Two and its shareholders and accordingly approved continuation of the Investment Advisory Agreement for an additional period.

American Growth Fund, Inc. - Series Two – Page 22                                             Annual Report for the year ended July 31, 2018

PERFORMANCE CHARTS (unaudited)
The following charts compare the change in value of a $10,000 investment in the American Growth Fund versus the Standard and Poors Index. Returns reflect a sales load for Class E.
Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Indices are unmanaged and generally do not reflect deductions for management fees. You cannot invest directly in an index. Current performance data to the most recent month end can be obtained by calling 1-800-525-2406.

$25,000
$20,000
$15,000
$10,000
$5,000
$-
July-10
July-11
July-12
July-13
July-14
July-15
July-16
July-17
July-18
American Growth Fund, Inc. - Series Two - Class E
S&P 500 Composite Total Return Index

Annual Report for the year ended July 31, 2018                                             American Growth Fund, Inc. - Series Two – Page 23

American Growth Fund Returns

On 2/23/2011, the Fund introduced a new Series consisting of Class E shares. Class E shares are subject to a maximum front-end sales charge of 5.75%. The Fund may incur 12b-1 expenses up to an annual maximum of .30 of 1% on its average daily net assets of its Class E shares. The investment return and principal value of an investment will fluctuate so that the investor's shares, when redeemed, may be worth more or less than their original cost. Data presented represents past performance and cannot be used to predict future results. Current performance may be lower or higher than the performance data quoted. This material must be preceded or accompanied by a current prospectus. If you have not received, or need a current prospectus, please feel free to call for one at 1-800-525-2406. Please read the prospectus carefully before investing. Period ending 07/31/2018.

For current month-end performance figures please call 1-800-525-2406.

                                                                                5 year                      Since Inception

Series Two                             1 Year                     annualized             annualized (February 23, 2011)
Class E without load               (4.70)%                 (4.38)%                   (2.80)%

Class E with load*                 (10.26)%                 (5.51)%                   (3.57)%

*Includes a 5.75% sales charge based on a $10,000 initial purchase.

TRANSFER AGENT: Fund Services, Inc., 8730 Stony Point Parkway, Stony Point Bldg. III - Suite # 205, Richmond, Va. 23235

CUSTODIAN: UMB Bank NA Investment Services Group, 928 Grand Blvd, Fifth Floor, Kansas City, MO 64106

RETIREMENT PLAN CUSTODIAN: UMB Bank NA Investment Services Group, 928 Grand Blvd, Fifth Floor, Kansas City, MO 64106

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM: Tait, Weller & Baker LLP, 1818 Market St., Suite 2400, Philadelphia, PA 19103

LEGAL COUNSEL: K&L Gates LLP, 1601 K St NW, Washington, DC 20006

UNDERWRITER/DISTRIBUTOR: World Capital Brokerage, Inc., 1636 Logan Street, Denver, CO 80203

OFFICERS AND DIRECTORS                                                      INVESTMENT ADVISORS

Timothy E. Taggart                  President and Director                     Investment Research Corporation

Eddie R. Bush                          Director                                           1636 Logan Street

Darrell E. Bush                        Director                                           Denver, CO 80203

Patricia A. Blum                       Vice President                                  OFFICERS AND DIRECTORS

Michael L. Gaughan                 Chief Compliance Officer                Timothy E. Taggart                  President, Treasurer, and

                                                and Corporate Secretary                                                                   Director

                                                                                                        Michael L. Gaughan                 Vice President,

                                                                                                                                                        Secretary

                                                                                                                                                        and Director

                                                                                                        Patricia A. Blum                       Vice President

9/2018